SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549
                        ________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                        December 1, 1997


                       CROWN LABORATORIES, INC.
     ----------------------------------------------------------
     (Exact name of registrant as specified in its charter)


                            Delaware
         ----------------------------------------------
         (State or other jurisdiction of incorporation)


                1-12848                     75-2300995
     ----------------------        ---------------------------------
     Commission File Number        (IRS Employer Identification No.)


      6780 Caballo Street, Las Vegas, NV                   89119
    -------------------------------------------------------------
      (Address of principal executive offices)         (Zip Code)

                          (702) 696-9300
       --------------------------------------------------
       Registrant's telephone number, including area code

Item 5.   Other Events.

     The Company has engaged an investment banker to raise privately up to $16 million in cash from the offer and sale of subordinated notes and/or convertible preferred stock. The securities will not be registered under the Securities Act of 1933 and, subsequent to sale, may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

     The particular terms of such securities have not been set.
The time period of such offering is expected to be during the next two fiscal quarters. The capital raised will be used for general corporate purposes.

     The above statement shall not constitute an offer to sell or the solicitation of any offer to buy the securities. This statement is filed in accordance with Securities Act Rule 135c.

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                   CROWN LABORATORIES, INC.



                                   By:  /s/ Craig E. Nash
                                       --------------------------
                                   Name:   Craig E. Nash
                                   Title:  Chairman of the
                                           Board and Chief
                                           Executive Officer






Dated:  December 1, 1997

























                                3